UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2009

CENTRAL VIRGINIA BANKSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-24002	54-1467806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia	23139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 403-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2009, the registrant issued a press release reporting its financial results for the period ended December 31, 2008. A copy of the press release is being furnished as an exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 8.01	Other Events of Importance to Security Holders.

On February 24, 2009, the registrant issued a press release reporting declaration of a reduced first quarter cash dividend of $0.0525 per share. The dividend is to be paid on March 16, 2009 to shareholders of record March 2, 2009. A copy of the press release is being furnished as exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished pursuant to Item 2.02 and 8.01 above.

Exhibit No.	Description
99.1	Press Release dated February 24, 2009.

99.2	Press Release dated February 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.
(Registrant)

Date: March 2, 2009	By:	/s/ Charles F. Catlett, III
Charles F. Catlett, III
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 24, 2009.

99.2	Press Release dated February 24, 2009.